                                                                    Exhibit 99.8
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------------------

                         UNITED STATES BANKRUPRTY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 312 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                CHIEF FINANCIAL OFFICER
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE


DREW KEITH                                                 4/22/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:


/s/ Kevin K. Craig                            CONTROLLER, KITTY HAWK INC.
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE


KEVIN K. CRAIG                                             4/22/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF PREPARER                                     DATE

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------
                                                         MONTH             MONTH          MONTH
                                        SCHEDULE      ---------------------------------------------
ASSETS                                   AMOUNT       JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
---------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                  $          0    $    49,960      $     9,941     $    73,404
---------------------------------------------------------------------------------------------------
3.    TOTAL CASH                       $          0    $    49,960      $     9,941     $    73,404
---------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)        $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
5.    INVENTORY                        $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                 $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                 $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)              ($33,904,344)   $   126,628      $   166,804     $   107,753
---------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS             ($33,904,344)   $   176,588      $   176,745     $   181,157
---------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT      $ 81,907,719    $ 1,185,175      $ 1,185,175     $ 1,185,175
---------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION           $ 33,669,772    $   523,013      $   523,013     $   523,013
---------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                        $ 48,237,946    $   662,162      $   662,162     $   662,162
---------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)       $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)              $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                     $ 14,333,602    $   838,750      $   838,907     $   843,319
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                 $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                     $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                              ($5,739,981)     ($5,739,918)    ($5,735,903)
---------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                      ($5,739,981)     ($5,739,918)    ($5,735,903)
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
24.   SECURED DEBT                     $  2,811,382    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                    $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                   $          0    $         0      $         0     $         0
---------------------------------------------------------------------------------------------------
27.   OTHER(ATTACH LIST)               $  1,300,001    $ 2,399,516      $ 2,399,516     $ 2,399,516
---------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES    $  4,111,383    $ 2,399,516      $ 2,399,516     $ 2,399,516
---------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                $  4,111,383    ($3,340,465)     ($3,340,402)    ($3,336,387)
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY       $          0    $12,789,185      $12,789,185     $12,789,185
---------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                 ($8,609,970)     ($8,609,876)    ($8,609,479)
---------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                             $         0
---------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                     $          0    $ 4,179,215      $ 4,179,309     $ 4,179,706
---------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                   $  4,111,383    $   838,750      $   838,907     $   843,319
---------------------------------------------------------------------------------------------------
                                                       $         0      $         0     $         0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42148-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------
INCOME STATEMENT
-------------------------------------------------------------------------------------------------
                                               MONTH           MONTH            MONTH
                                           --------------------------------------------   QUARTER
REVENUES                                   JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002    TOTAL
-------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                             $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                  $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
3.    NET REVENUE                                $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------
4.    MATERIAL                                   $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                               $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                            $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                   $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                               $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION               $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                        $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                   $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
12.   RENT & LEASE                               $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                        $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
14.   TOTAL OPERATIN  EXPENSES                   $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                           $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT.  LIST)          $0            ($157)           ($662)      ($819)
-------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT.  LIST)         $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                           $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                     $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
20.   AMORTIZATION                               $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                        $0            $   0          ($3,750)    ($3,750)
-------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                $0            ($157)         ($4,412)    ($4,569)
-------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                          $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                          $0            $   0          $ 3,750     $ 3,750
-------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                        $0            $   0          $     0     $     0
-------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES              $0            $   0          $ 3,750     $ 3,750
-------------------------------------------------------------------------------------------------
27.   INCOME TAX                                 $0            $  63          $   265     $   328
-------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                          $0            $  94          $   397     $   491
-------------------------------------------------------------------------------------------------
                                                 $0            $   0          $     0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

-----------------------------------------------------------------------------------------------
                                            MONTH            MONTH         MONTH
CASH RECEIPTS AND                       --------------------------------------------    QUARTER
DISBURSEMENTS                           JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002     TOTAL
-----------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH            $49,960         $ 49,960       $  9,941     $ 49,960
-----------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------
2.    CASH SALES                           $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------
3.    PREPETITION                          $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
4.    POSTPETITION                         $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS             $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)       $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                       $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                  $     0         $250,157       $650,663     $900,820
-----------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS         $     0         $250,157       $650,663     $900,820
-----------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                       $     0         $250,157       $650,663     $900,820
-----------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                 $49,960         $300,117       $660,604     $950,780
-----------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------
12.   NET PAYROLL                          $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                   $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID        $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES            $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
16.   UTILITIES                            $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
17.   INSURANCE                            $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                  $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                     $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
20.   TRAVEL                               $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                        $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
23.   SUPPLIES                             $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
24.   ADVERTISING                          $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                  $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS        $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                    $     0         $290,176       $587,200     $877,376
-----------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                    $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                  $     0         $      0       $      0     $      0
-----------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES        $     0         $290,176       $587,200     $877,376
-----------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                  $     0         $290,176       $587,200     $877,376
-----------------------------------------------------------------------------------------------
32.   NET CASH FLOW                        $     0         ($40,019)      $ 63,463     $ 23,444
-----------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                  $49,960         $  9,941       $ 73,404     $ 73,404
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

----------------------------------------------------------------------------------------------
                                                      MONTH           MONTH           MONTH
                                       SCHEDULE   --------------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT    JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
----------------------------------------------------------------------------------------------
1.    0-30                                $0           $0                $0             $0
----------------------------------------------------------------------------------------------
2.    31-60                               $0           $0                $0             $0
----------------------------------------------------------------------------------------------
3.    61-90                               $0           $0                $0             $0
----------------------------------------------------------------------------------------------
4.    91+                                 $0           $0                $0             $0
----------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE           $0           $0                $0             $0
----------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE     $0           $0                $0             $0
----------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)           $0           $0                $0             $0
----------------------------------------------------------------------------------------------

----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: MARCH, 2002
--------------------------------------------------------------
                           0-30   31-60   61-90    91+
TAXES PAYABLE              DAYS   DAYS    DAYS    DAYS   TOTAL
--------------------------------------------------------------
1.   FEDERAL                $0     $0       $0     $0      $0
--------------------------------------------------------------
2.   STATE                  $0     $0       $0     $0      $0
--------------------------------------------------------------
3.   LOCAL                  $0     $0       $0     $0      $0
--------------------------------------------------------------
4.   OTHER (ATTACH LIST)    $0     $0       $0     $0      $0
--------------------------------------------------------------
5.   TOTAL TAXES PAYABLE    $0     $0       $0     $0      $0
--------------------------------------------------------------

--------------------------------------------------------------
6.   ACCOUNTS PAYABLE       $0     $0       $0     $0      $0
--------------------------------------------------------------

-------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: MARCH, 2002
--------------------------------------------------------------------------------
                                  BEGINNING      AMOUNT                  ENDING
                                    TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                          LIABILITY*    0R ACCRUED      PAID    LIABILITY
--------------------------------------------------------------------------------
1.    WITHHOLDING**                   $0          $0            $0        $0
--------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                 $0          $0            $0        $0
--------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                 $0          $0            $0        $0
--------------------------------------------------------------------------------
4.    UNEMPLOYMENT                    $0          $0            $0        $0
--------------------------------------------------------------------------------
5.    INCOME                          $0          $0            $0        $0
--------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)             $0          $0            $0        $0
--------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES             $0          $0            $0        $0
--------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------
8.    WITHHOLDING                     $0          $0            $0        $0
--------------------------------------------------------------------------------
9.    SALES                           $0          $0            $0        $0
--------------------------------------------------------------------------------
10.   EXCISE                          $0          $0            $0        $0
--------------------------------------------------------------------------------
11.   UNEMPLOYMENT                    $0          $0            $0        $0
--------------------------------------------------------------------------------
12.   REAL PROPERTY                   $0          $0            $0        $0
--------------------------------------------------------------------------------
13.   PERSONAL PROPERTY               $0          $0            $0        $0
--------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)             $0          $0            $0        $0
--------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL             $0          $0            $0        $0
--------------------------------------------------------------------------------
16.   TOTAL TAXES                     $0          $0            $0        $0
--------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: MARCH, 2002

--------------------------------------
BANK RECONCILIATIONS
                                            Account #1    Account #2    Account #3
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
A.    BANK:
----------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                                                 TOTAL
--------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):
--------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                $0                                   $     0
--------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED          $0                                   $     0
--------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS              $0                                   $     0
--------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                   $0                                   $     0
--------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS               $0           $0         $        0   $     0
--------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------

-----------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------
                                              DATE OF      TYPE OF       PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE     INSTRUMENT      PRICE       VALUE
--------------------------------------------------------------------------------------------
7.    BANK ONE TRUST (ESCROW) 6801456800*    1/3/2000    MONEY MARKET   $3,625,000   $     0
--------------------------------------------------------------------------------------------
8.    HSBC Bank USA (ESCROW) #10-876110     6/19/2000    MONEY MARKET   $3,560,463   $73,404
--------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                              $73,404
--------------------------------------------------------------------------------------------

-----------------------------------------
CASH
--------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                               $     0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                      $73,404
--------------------------------------------------------------------------------------------
                                                                                     $     0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: MARCH, 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------
                          INSIDERS
---------------------------------------------------------
                            TYPE OF   AMOUNT   TOTAL PAID
          NAME              PAYMENT    PAID     TO DATE
---------------------------------------------------------
1.    SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
---------------------------------------------------------
2.
---------------------------------------------------------
3.
---------------------------------------------------------
4.
---------------------------------------------------------
5.
---------------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                       $0         $0
---------------------------------------------------------

----------------------------------------------------------------------------------------
                                          PROFESSIONALS
----------------------------------------------------------------------------------------
                           DATE OF COURT                                        TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
         NAME                 PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------------
1.    SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
----------------------------------------------------------------------------------------
2.
----------------------------------------------------------------------------------------
3.
----------------------------------------------------------------------------------------
4.
----------------------------------------------------------------------------------------
5.
----------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                          $0        $0         $0           $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------

---------------------------------------------------------------------
                                   SCHEDULED   AMOUNTS
                                    MONTHLY      PAID        TOTAL
                                    PAYMENTS    DURING      UNPAID
             NAME OF CREDITOR         DUE       MONTH    POSTPETITION
---------------------------------------------------------------------
1.    FIRST SOURCE BANK (865001)       $0         $0          $0
---------------------------------------------------------------------
2.    FIRST SOURCE BANK (RPS)          $0         $0          $0
---------------------------------------------------------------------
3.    FIRST SOURCE BANK (AIA)          $0         $0          $0
---------------------------------------------------------------------
4.                                                            $0
---------------------------------------------------------------------
5.                                                            $0
---------------------------------------------------------------------
6.    TOTAL                            $0         $0          $0
---------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: MARCH, 2002

--------------------------------------
QUESTIONNAIRE
------------------------------------------------------------------------
                                                               YES   NO
------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT            X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR           X
      LOANS) DUE FROM RELATED PARTIES?
------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES          X
      THIS REPORTING PERIOD?
------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                X
      DEBTOR FROM ANY PARTY?
------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES              X
      PAST DUE?
------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                  X
      DELINQUENT?
------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                 X
      REPORTING PERIOD?
------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                 X
------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

2 a) $587,200 Disbursements to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transfer to KH Inc & KH Int'l
--------------------------------------------------------------------------------
   Due to timing of G/L closing, February bank info is included in March transactions.
--------------------------------------------------------------------------------

--------------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER    X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-----------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

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               INSTALLMENT  PAYMENTS
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TYPE OF                              PAYMENT AMOUNT
 POLICY   CARRIER   PERIOD COVERED    & FREQUENCY
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SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
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

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---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11                           ACCRUAL BASIS
---------------------------------------------

                                                        MONTH: MARCH, 2002

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ACCRUAL BASIS
 FORM NUMBER    LINE NUMBER                  FOOTNOTE/EXPLANATION
------------------------------------------------------------------------------------------------------------

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2                   13        SFAS 121 Writedown of $5,736,370 of Assets, from USPS W-Net cancel 8/25/01
------------------------------------------------------------------------------------------------------------

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2                   21        Net Loss of $24,383,196 on Transfer of Aircraft & Engines to Bondholders 12/01
------------------------------------------------------------------------------------------------------------

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3                    8        All cash received into the subsidiary cash account is swept
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                                 each night to Kitty Hawk, Inc. Master Account
------------------------------------------------------------------------------------------------------------

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3                   31        All disbursements (either by wire transfer or check), including payroll, are
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                                 disbursed out of the Kitty Hawk, Inc. controlled disbursement
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                                 account.
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4                    6        All assessments of uncollectible accounts receivable are done
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                                 at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
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                                 down to Inc.'s subsidiaries as deemed necessary.
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7                 Insr 3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its
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                                 subsidiaries. Therefore, they are listed here accordingly.
------------------------------------------------------------------------------------------------------------

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7                 Qust 2      Due to timing of G/L closing, Feb. bank info is included in Mar. transactions
------------------------------------------------------------------------------------------------------------

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

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                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: AIRCRAFT LEASING, INC.                       ACCRUAL BASIS-Attachment
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42148-BJH-11
---------------------------------------------

                                                        MONTH: MARCH, 2002

MOR #    ITEM #   LIST OR EXPLANATION

1 - BS      8     a) $107,753 Intercompany Cummulative Receivable/Payable
                  Balance

1 - BS     22     a) ($5,739,653) Accrued Federal Income Tax Credit
                  (Post-petition)
                  b) $3,750 Accrued for US BR Trustee Fees

1 - BS     27     a) $2,399,516 Accrued Taxes Payable (Pre-petition)

2 - IS     13

2 - IS     16     a) $662 Interest Income (from HSBC -Escrow account) Due to timing of G/L closing, February bank info is included, along with two credits for March

2 - IS     21     a) ($3,750) Credit for Allocation of A/C Costs to KH Cargo
                  (vs I/C)

3 - CF      8     a) $662 Interest Income (from HSBC -Escrow account)
                  b) $650,000 I/C Transfer to HSBC -Escrow account from KH Int'l
                  Sale Procedes account
                  Due to timing of G/L closing, February bank info is included, along with two Interest credits for March

4 - AP     T6     a) Federal Income Taxes are now shown as Other Accrued
                  Liabilities (due to deferred tax credits)

7 - QA      2     a) $587,200 Disbursement to Successor Trustee of
                  (HSBC-Escrow) account for Professional Fees, Transfer to KH
                  Inc & KH Int'l
                  Due to timing of G/L closing, February bank info is included

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